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EXHIBIT 99.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO
18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, William E. Rich, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Ciphergen Biosystems, Inc. on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Ciphergen Biosystems, Inc.

Date: March 31, 2003

/s/ WILLIAM E. RICH, PH.D. William E. Rich, Ph.D. President and Chief Executive Officer

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  EXHIBIT 99.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18. U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002